Exhibit 32.2

Certification of Chief Financial Officer pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section

906 of the Sarbanes-Oxley Act of 2002

I, Pasquale A. Ambrogio, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that this quarterly report on Form 10-Q for the third quarterly period ended March 31, 2004 (“Quarterly Report”) of GIANT GROUP, LTD. (“Registrant”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended and that information contained in such Quarterly Report presents in all material respects the financial condition and results of operations of the Registrant.

Dated: May 14, 2004

By:	/s/ Pasquale A. Ambrogio
Title:	Vice President and Chief Financial Officer